Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

STATEMENT PURSUANT TO 18 U.S.C. §1350

Pursuant to 18 U.S.C. §1350, each of the undersigned certifies that, to his knowledge, this Annual Report on Form 10-K for the fiscal year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Casella Waste Systems, Inc.

Dated: March 2, 2016	/s/ John W. Casella
John W. Casella
Chairman and Chief Executive Officer
(Principal Executive Officer)

Dated: March 2, 2016	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: March 2, 2016	/s/ Christopher B. Heald
Christopher B. Heald
Vice President and Chief Accounting Officer (Principal Accounting Officer)